UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

EON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EONR	NYSE American
Redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share	EONR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously reported, on November 15, 2023, EON Resources Inc. (the “Company”) closed on its acquisition (the “Pogo Acquisition”) of Pogo Resources, LLC, a Texas limited liability company (“Pogo”) pursuant to that certain Amended and Restated Membership Interest Purchase Agreement, dated as of August 28, 2023 (as amended, the “MIPA”), by and among the Company, HNRA Upstream, LLC, a Delaware limited liability company, which is managed by, and is a subsidiary of, the Company (“OpCo”), and HNRA Partner, Inc., a Delaware corporation, which is a wholly owned subsidiary of OpCo (“SPAC Subsidiary”, and together with the Company and OpCo, “Buyer” and each a “Buyer”), CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”).

In connection with the Pogo Acquisition, the Company and its subsidiaries, as applicable, issued to Pogo Royalty, LLC (“Pogo Royalty”), as representative of Seller: (a) 2,000,000 Class B common units of OpCo (“OpCo Class B Units”) valued at $10.00 per unit, which, together with shares of the Company’s Class B Common Stock, par value $0.0001 per share (“Class B Stock”), are exchangeable for shares of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”, on a one-for-one basis, issuable upon exercise of the Pogo Royalty’s exchange right as described further in OpCo’s amended and restated limited liability company agreement, (b) 2,000,000 shares of the Company’s Class B Common Stock, of which 500,000 such shares of Class B Common Stock were placed in escrow for the benefit of Buyer pursuant to an escrow agreement and the indemnity provisions in the MIPA (the “Escrow Shares”), (c) a promissory note in the aggregate principal amount of $15,000,000 (the “Seller Note”), and (d) 1,500,000 preferred units of OpCo (the “OpCo Preferred Units”), which are convertible into OpCo Class B Units on November 15, 2025 at a ratio equal to the quotient of $20 divided by the average of the daily VWAP of the Class A Stock during the five trading days prior to conversion, and thereafter may be exchanged for shares of Class A Common Stock on a one-to-one basis.

In addition, in connection with the Pogo Acquisition, a subsidiary of the Company, HNRA Royalties, LLC, a Delaware limited liability company (“HNRA Royalties”), and Pogo Royalty entered into an Option Agreement (the “Option Agreement”), pursuant to which Pogo Royalty granted an irrevocable and exclusive option to HNRA Royalty to purchase a certain 10% overriding royalty interest in certain oil and gas assets owned by Pogo (the “ORRI”) at any time prior to November 15, 2024.

On February 10, 2025, the Company entered into a Purchase, Sale, Termination and Exchange Agreement (the “Agreement”), by and among the Company, OpCo, SPAC Subsidiary, HNRA Royalties, Pogo Royalty, CIC, DenCo, Pogo Management, and 4400. The closing of the transactions contemplated by the Agreement (the “Closing”) is subject to the satisfaction of various conditions, including the Company obtaining financing.

Pursuant to the Agreement, the Company agreed to purchase the ORRI from Pogo Royalty for $14,000,000, payable in cash at the Closing. In addition, at the Closing, Pogo Royalty agreed to waive all outstanding interest accrued under the Seller Note, reduce the outstanding principal amount of the Seller Note to $8,000,000 and settle and discharge the Seller Note in exchange for the payment of $8,000,000 in cash. Pogo Royalty further agreed to assign and transfer the OpCo Preferred Units to OpCo in exchange for the issuance by the Company of 3,000,000 shares of Class A Common Stock at the Closing.

As consideration for entering into the Agreement, the Company agreed to release the Escrow Shares to Pogo Royalty and to promptly process any exchange notice delivered by Pogo Royalty to exchange the Escrow Share for shares of Class A Common Stock, and Pogo Royalty agreed to deliver such exchange notice within two days of the date of the Agreement. The Agreement contains customary representations, warranties, indemnification provisions closing conditions, and covenants.

The Closing is contingent upon the occurrence of certain conditions, including (i) the availability of financing to the Company, (ii) the receipt by Pogo Royalty of a consent of First International Bank & Trust to the Agreement and a written termination agreement, executed by the Company and First International Bank & Trust, terminating that certain Subordination Agreement, dated as of November 15, 2023, by and among First International Bank & Trust, the Company and Pogo Royalty, (iii) the receipt by the Company of any required stockholder consents, (iv) the respective representations and warranties of the parties being true and correct, subject to certain materiality exceptions and (v) the performance by the parties in all material respects of their respective obligations under the Agreement.

The Agreement may be terminated at any time by mutual consent of the parties thereto or by any one party if the counterparty is in material breach of the Agreement. If the Closing does not occur prior to 1:00 p.m. Central Time on June 3, 2025, the Agreement will automatically terminate.

A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary of the terms of the Agreement is subject to, and qualified in their entirety by, such document.

Item 3.02. Unregistered Sales of Equity Securities

The information contained above in “Item 1.01 Entry into a Material Definitive Agreement” related to the issuance of Class A Stock in connection with the Agreement is hereby incorporated by reference into this Item 3.02. The Company will issue such shares of Class A Stock in reliance upon the exemption from registration provided by Section 4(a)(2) of the Act, Rule 506(b) of Regulation D promulgated thereunder, and/or Section 3(a)(9) of the Act.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 8.01. Other Events

On February 11, 2025, the Company issued a press release announcing the Agreement and the transactions contemplated thereby. A copy of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
2.1	Purchase, Sale, Termination and Exchange Agreement by and among Company, OpCo, SPAC Subsidiary, HNRA Royalties, Pogo Royalty, CIC, DenCo, Pogo Management, and 4400dated February 10, 2025
99.1	Press Release of EON Resources Inc. dated February 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 13, 2025	EON Resources Inc.

	By:	/s/ Mitchell B. Trotter
	Name:	Mitchell B. Trotter
	Title:	Chief Financial Officer

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